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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                 FORM 8-K/A-2

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):  August 23, 1999






                      INTERNATIONAL CAPITAL FUNDING, INC.
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


                          Commission File No. 0-23391


     Colorado                                     84-1434313
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State or other jurisdiction of               (I.R.S. Employer
incorporation or organization                Identification Number)


          7345 East Peak View, Englewood, Colorado          80111
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          (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code (303) 689-9601



          -----------------------------------------------------------
          Former name or former address, if changed since last report
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ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
------    ---------------------------------------------

     The Company has retained the accounting firm of Moss Adams LLP to serve as the Company's independent accountant to audit the Company's financial statements. Prior to its engagement as the Company's independent accountant, Moss Adams LLP had not been consulted by the Company either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on the Company's financial statements or on any matter that was the subject of any prior disagreement between the Company and its previous certifying accountant.



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                                  SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   INTERNATIONAL CAPITAL FUNDING, INC.



Date: September 3, 1999            By:  /s/  Peter Shandro
                                        -----------------------------------
                                        Peter Shandro, CEO, President,
                                        Director


                                   By:  /s/ Simon Anderson
                                        -----------------------------------
                                        Simon Anderson, CFO, Director